UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 22, 2006


                          REDOX TECHNOLOGY CORPORATION
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             (Exact name of registrant as specified in its charter)


           Delaware                      33-22142                55-0681106
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)


        3872 Rochester Road, Troy, Michigan                        48083
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     (Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code (586) 783-1365


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 7.01.    REGULATION FD DISCLOSURE

ITEM 8.01.    OTHER EVENTS

The Registrant sent a notice to its stockholders, dated February 22, 2006 that pursuant to Section 228 of the General Corporation Law of the State of Delaware, that on January 5, 2006 the holders of at least a majority of the outstanding shares of common stock of the Registrant acted by written consent, without a meeting of the stockholders to approve the filing of the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware in order to (i) change the name of the Registrant from Redox Technology Corporation to Midnight Holdings Group, Inc. and (ii) increase the number of authorized shares of common stock of the Registrant from 350,000,000 shares to 1,000,000,000 shares. A copy of the notice is attached hereto as Exhibit 99.1.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(a)    Not applicable.

(b)    Not applicable.

(c)    Exhibits

              99.1   Notice to the Stockholders, dated February 22, 2006

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February 23, 2006


                                    REDOX TECHNOLOGY CORPORATION


                               By:  /s/ Nicholas A. Cocco
                                  ----------------------------------------------
                                    Name:  Nicholas A. Cocco
                                    Title: President and Chief Executive Officer